UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 2, 2021
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UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East,	Minnetonka,	Minnesota	55343
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (952) 936-1300
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	UNH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors; Appointment of Certain Officers
On February 4, 2021, UnitedHealth Group Incorporated (“UnitedHealth Group” or the “Company”) announced Sir Andrew P. Witty has become Chief Executive Officer and a director of UnitedHealth Group and Dirk C. McMahon has become President and Chief Operating Officer of UnitedHealth Group.
Additional information regarding Sir Andrew and Mr. McMahon, including their experience over the past five years, is incorporated herein by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. Sir Andrew and Mr. McMahon do not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Compensatory Arrangements of Certain Officers and Directors

In connection with the transition described above, on February 3, 2021, the Board of Directors and the Compensation and Human Resources Committee of the Board, after considering market data, internal equity, advice from the Compensation Committee’s independent compensation consultant, and other factors, made the following changes to Sir Andrew’s compensation:
•Approved an annual base salary of $1,500,000.
•Entered into the attached amendment to his employment agreement, which is incorporated by reference.
Departure of Directors and Certain Officers

On February 2, 2021, Mr. David S. Wichmann retired as the Company’s Chief Executive Officer and member of the Board after playing an instrumental role leading, building and unifying UnitedHealth Group over its most pivotal two-plus decades of growth and diversification, successfully achieving the growth and performance goals set when he became Chief Executive Officer in 2017 and guiding the Company during the onset of the pandemic. Mr. Wichmann is continuing in a transition role through March 31, 2021. As a result of Mr. Wichmann’s lengthy and successful tenure with the Company, he has met the definition of retirement set forth in his previously granted equity awards, which will continue to vest in accordance with their terms, similar to equity awards granted to other employees. For a two-year period, Mr. Wichmann will also receive payments approximating his most recent base salary and non-equity incentive compensation award.
Item 9.01.    Financial Statements and Exhibits.

Exhibit	Description
5.02.	Amended and Restated Employment Agreement dated February 3, 2021 between the Company and Andrew P. Witty
104	Cover Page Interactive Data File (formatted as Inline XBRL).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2021

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ Dannette L. Smith

Dannette L. Smith
Secretary to the Board of Directors